UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2024

JONES SODA CO.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

4786 1st Avenue South, Suite 103, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 4, 2024, Joe Culp, the Director of Finance and Interim Chief Financial Officer of Jones Soda Co. (the “Company”) resigned from the Company and was replaced by Ronald Dissinger, a director on the Board of Directors of the Company (the “Board”), who will serve as Interim Chief Financial Officer of the Company effective as of November 4, 2024. The Company is currently conducting a search to identify a successor Chief Financial Officer with the assistance of an executive search firm.

Ronald Dissinger, age 65, has been a director on the Board since May 25, 2023. Prior to joining the Board, from January 2010 until his retirement in 2017, Mr. Dissinger was the Senior Vice President and Chief Financial Officer of the Kellogg Company. Previously, Mr. Dissinger had served in a number of financial roles with the Kellogg Company, including Assistant Controller, Vice President and Chief Financial Officer Europe, and Vice President and Chief Financial Officer North America. Mr. Dissinger obtained a bachelor of science from Albright College in 1980 and is also a Certified Management Accountant.

There are no family relationships between Mr. Dissinger and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Dissinger and any other persons pursuant to which Mr. Dissinger was appointed an interim executive officer of the Company. There are no related party transactions involving Mr. Dissinger that are reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On November 6, 2024, the Company issued a press release announcing the resignation of Joe Culp as Director of Finance and Interim Chief Financial Officer of the Company and the appointment of Ronald Dissinger as Interim Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated November 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2024	JONES SODA CO.

/s/ Paul Norman
Paul Norman
Interim President and Chief Executive Officer